Exhibit 32.1

CERTIFICATION
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Vida Life International, Ltd. does hereby certify that, to the best of his knowledge:

(a)
the Quarterly Report on Form 10-Q of Vida Life International, Ltd. for the quarter ended March 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Vida Life International, Ltd.

May 15, 2009                                                                             /s/ John C. Jordan
John C. Jordan
Chief Executive Officer

May 15, 2009                                                                             /s/ John C. Jordan
John C. Jordan
Chief Financial Officer